SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) March 17, 2004
                                                         --------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                             1-8712                       62-0721803
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (864) 271-7733

(Former name or former address, if changed since last report): Not applicable

ITEM 5.  OTHER EVENTS.

         On March 17, 2004, Bowater Incorporated closed the sale of an aggregate amount of $250 million of its floating rate senior notes due March 15, 2010, under its effective shelf registration statement on file with the U.S. Securities and Exchange Commission (Registration No. 333-108166).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     1    Underwriting   Agreement,   dated  March  10,  2004,   among   Bowater
          Incorporated and UBS Securities, LLC, as representative of the underwriters, and Barclays Capital Inc., as qualified independent underwriter.

     4.1 Senior Indenture, dated March 17, 2004, between Bowater Incorporated and The Bank of New York, as trustee.

     4.2 First Supplemental Indenture, dated March 17, 2004, between Bowater Incorporated and The Bank of New York, as trustee, providing for the issuance of Bowater Incorporated's floating rate senior notes due March 15, 2010.

     4.3  Form of floating rate senior note (included in Exhibit 4.2).

     5    Opinion of Wyche, Burgess, Freeman & Parham, P.A.

     23   Consent of Wyche, Burgess, Freeman & Parham, P.A. (included in Exhibit
          5).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BOWATER INCOPORATED
                                   (Registrant)


Date:  March 17, 2004              By: /s/William G. Harvey
                                      -----------------------------------------
                                      Name:  William G. Harvey
                                      Title: Vice President and Treasurer


                                   By: /s/Ronald T. Lindsay
                                      -----------------------------------------
                                      Name:  Ronald T. Lindsay
                                      Title: Vice President - General Counsel
                                             and Secretary

                                    EXHIBITS

     1    Underwriting   Agreement,   dated  March  10,  2004,   among   Bowater
          Incorporated and UBS Securities, LLC, as representative of the underwriters, and Barclays Capital Inc., as qualified independent underwriter.

     4.1 Senior Indenture, dated March 17, 2004, between Bowater Incorporated and The Bank of New York, as trustee.

     4.2 First Supplemental Indenture, dated March 17, 2004, between Bowater Incorporated and The Bank of New York, as trustee, providing for the issuance of Bowater Incorporated's floating rate senior notes due March 15, 2010.

     4.3  Form of floating rate senior note (included in Exhibit 4.2).

     5    Opinion of Wyche, Burgess, Freeman & Parham, P.A.

     23   Consent of Wyche, Burgess, Freeman & Parham, P.A. (included in Exhibit
          5).